UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2024

PROLOGIS, INC.
PROLOGIS, L.P.
(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)
Registrants’ Telephone Number, including Area Code: (415)
394-9000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange
Prologis, L.P.	5.625% Notes due 2040	PLD/40	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting of Stockholders of Prologis, Inc. (the “Company”) held on May 9, 2024 (the “2024 Annual Meeting”), the Company’s stockholders approved amendments to the Company’s charter (via Articles of Amendment) and approved the amendment and restatement of the Company’s bylaws, in each case to reduce stockholder voting thresholds as described in further detail in the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on March 29, 2024.
The Articles of Amendment were filed with the State of Maryland on May 10, 2024 and are attached hereto as Exhibit 3.1 and incorporated herein by reference.
The Tenth Amended and Restated Bylaws of the Company became effective automatically upon their approval by the Company’s stockholders at the 2024 Annual Meeting and are attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2024 Annual Meeting, the Company’s stockholders voted on the proposals listed below. The final results for the votes regarding each proposal are set forth below. The proposals are described in further detail in the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on March 29, 2024.

1.	Elect eleven directors to the Company’s Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Hamid R. Moghadam	732,379,732	54,893,387	23,417,602	27,613,193
Cristina G. Bita	807,059,567	2,479,874	1,151,280	27,613,193
James B. Connor	788,531,160	20,965,203	1,194,358	27,613,193
George L. Fotiades	740,483,330	69,050,885	1,156,506	27,613,193
Lydia H. Kennard	710,555,278	98,982,743	1,152,700	27,613,193
Irving F. Lyons III	764,532,136	44,775,207	1,383,378	27,613,193
Guy A. Metcalfe	806,147,480	3,377,806	1,165,435	27,613,193
Avid Modjtabai	774,333,835	35,191,505	1,165,381	27,613,193
David P. O’Connor	742,024,905	66,982,260	1,683,556	27,613,193
Olivier Piani	784,805,211	24,720,278	1,165,232	27,613,193
Carl B. Webb	760,193,230	49,315,238	1,182,253	27,613,193

2.	Advisory vote to approve the Company’s executive compensation for 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes
740,135,461	68,868,039	1,687,221	27,613,193

3.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
796,626,048	41,149,034	528,832	0

4.	Amend the Company’s charter to reduce stockholder voting thresholds.

Votes For	Votes Against	Abstentions	Broker Non-Votes
806,832,136	2,710,413	1,148,172	27,613,193

5.	Amend the Company’s bylaws to reduce stockholder voting thresholds.

Votes For	Votes Against	Abstentions	Broker Non-Votes
807,700,111	1,821,115	1,169,495	27,613,193

6.	Stockholder proposal titled “Simple Majority Vote.”

Votes For	Votes Against	Abstentions	Broker Non-Votes
402,488,965	407,038,771	1,162,985	27,613,193

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits .	The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

3.1	Prologis, Inc. Articles of Amendment dated May 10, 2024

3.2	Tenth Amended and Restated Bylaws of Prologis, Inc.

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended
, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: May 14, 2024	By:	/s/ Deborah K. Briones
	Name:	Deborah K. Briones
	Title:	Managing Director and Deputy General Counsel

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

Date: May 14, 2024	By:	/s/ Deborah K. Briones
	Name:	Deborah K. Briones
	Title:	Managing Director and Deputy General Counsel